NEUBERGER&BERMAN
EQUITY ASSETS

      SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 15, 1997

I. THE SECTION WHICH PROVIDES A SUMMARY OF THE FEATURES OF NEUBERGER&BERMAN MANHATTAN ASSETS (PAGE 4) IS REVISED TO READ AS FOLLOWS:

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MANHATTAN ASSETS    Broadly diversified,    Invests in securities believed to
                    medium-cap growth fund. have the maximum potential for
                                            long-term capital appreciation.
                                            Portfolio managers seek stocks of
                                            companies that are projected to grow
                                            at  above-average   rates  and  that
                                            appear to the managers  poised for a
                                            period of accelerated earnings.
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II.   THE FIRST TWO PARAGRAPHS OF THE SECTION  REGARDING THE INVESTMENT  PROGRAM
      OF  NEUBERGER&BERMAN  MANHATTAN PORTFOLIO (PAGE 19) ARE REVISED TO READ AS
      FOLLOWS:

INVESTMENT PROGRAMS

NEUBERGER&BERMAN MANHATTAN PORTFOLIO

      The investment objective of Neuberger&Berman MANHATTAN Portfolio and Neuberger&Berman MANHATTAN Assets is to seek capital appreciation without regard to income.

      Neuberger&Berman MANHATTAN Portfolio currently intends to focus primarily on the securities of medium-capitalization companies ("mid-cap companies") believed by N&B Management to have the maximum potential for long-term capital appreciation. However, the Portfolio can invest in the securities of companies from any capitalization level. The Portfolio regards mid-cap companies to be those companies with market capitalizations that, at the time of investment, fall within the capitalization range of the Russell Midcap(TM) Index as last announced by the Frank Russell Company before the date of this Prospectus. For purposes of this Prospectus, that range was approximately $1.1 billion to $8 billion. Companies whose market capitalizations move out of the mid-cap range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's investment program.

III. THE FOLLOWING PARAGRAPH IS ADDED TO THE SECTION REGARDING MANAGEMENT AND ADMINISTRATION (PAGE 30):

MANAGEMENT AND ADMINISTRATION

INVESTMENT MANAGER, ADMINISTRATOR, DISTRIBUTOR, AND SUB-ADVISER

      YEAR 2000. Like other financial and business organizations, the Funds and Portfolios could be adversely affected if computer systems they rely on do not properly process date-related information and data involving the years 2000 and after. N&B Management and Neuberger&Berman are taking steps that they believe are reasonable to address this problem in their own computer systems and to obtain assurances that comparable steps are being taken by the Funds' and Portfolios' other major service providers. N&B Management also attempts to evaluate the potential impact of this problem on the issuers of investment securities that the Portfolios purchase. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds and Portfolios.

IV. THE FOLLOWING SENTENCE IS ADDED TO THE END OF THE SECOND PARAGRAPH OF THE SECTION RELATING TO ADMINISTRATION FEES (PAGE 32):

MANAGEMENT AND ADMINISTRATION

EXPENSES

(Under some arrangements, N&B Management may compensate an Institution partially or entirely at a flat rate per client account, which could amount to more than 0.25% of the value of Fund shares held by the Institution in the case of clients having small accounts.)



This  Supplement is dated July 9, 1998, and replaces all prior supplements.